Exhibit 10.16

SECOND AMENDMENT AND WAIVER

TO

LOAN AND SECURITY AGREEMENT

SECOND AMENDMENT AND WAIVER, dated as of June 30, 2004 (this “Agreement”), to the Loan and Security Agreement, dated as of February 10, 2003, as amended by the First Amendment, dated as of February 19, 2004) (as so amended and as the same may be further amended, restated or otherwise modified, the “Loan Agreement”), by and among, on the one hand, the lenders identified on the signature pages hereof (each a “Lender” and collectively, the “Lenders”), and WELLS FARGO FOOTHILL, INC. (f/k/a Foothill Capital Corporation), a California corporation, as the arranger and administrative agent for the Lenders (the “Agent”), and, on the other hand, ELGIN NATIONAL INDUSTRIES, INC., a Delaware corporation (the “Parent”), and each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, each a “Borrower”, and individually and collectively, jointly and severally, the “Borrowers”).

WHEREAS, the Borrowers have advised the Agent of their desire to consummate the following transactions:

(i) The transfer by Best Metal Finishing, Inc. (“Best Metal”) of all of its Owned Real Property to Tri State Finishing, LLC (“Newco”) in exchange for the issuance by Newco to Best Metal of 50% of its membership interests (collectively, the “Best Metal Transaction”), which transaction would require (a) the Agent to release its Liens on the Owned Real Property of Best Metal and (b) Best Metal to pledge to the Agent, pursuant to the terms of the Pledge Agreement, its membership interests then owned or thereafter acquired in Newco;

(ii) The pursuit of further business opportunities in the Australian coal processing market, which would require an increase in the maximum amount of Permitted Foreign Subsidiary Advances from $3,000,000 to $5,000,000;

(iii) The advance by Roberts & Schaefer International, Ltd. (“R&S International”) to Roberts & Schaefer Australia Pty. Ltd. (“R&S Australia”) of an intercompany loan in an amount not to exceed the Australian Dollar equivalent of USD$200,000 (the “Second Australia Loan”), which loan would be evidenced by a Promissory Note (the “Second Australia Note”) to be pledged by R&S International to the Agent pursuant to the terms of the Pledge Agreement, would be in addition to the loan made by R&S International to R&S Australia on November 4, 2003, in an amount equal to the Australian Dollar equivalent of USD$1,420,000, and would be used by R&S Australia to make an additional investment in Australian Coal Processing Holdings Pty. Ltd., an Australian special purpose entity incorporated in New South Wales (the “SPE”);

(iv) The lease by Centrifugal Services, Inc. (“CSI”) of five WSM-04 Model Vertical Cuttings Dryers with vertical stand and control assembly to companies operating in the oil and gas industry, including, without limitation, Haliburton Energy Services Inc. (the “Dryer Leases”), which would require that the Agent and the Lenders permit the Borrowers to exclude the purchase price of such equipment, which shall not exceed $500,000, from the calculation of Capital Expenditures for the Fiscal Year ended December 31, 2004 and exclude such equipment from Schedule 5.5 of the Loan Agreement;

WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Loan Agreement to facilitate, and waive and consent to any Events of Default that would otherwise arise as a result of, each of the transactions referred to above; and

WHEREAS, the Agent and the Lenders are willing to do so on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions. Any capitalized term used herein (including in the recitals hereto) and not defined herein shall have the meaning assigned to it in the Loan Agreement.

2. Amendment. The definition of the term Permitted Foreign Subsidiary Advances in Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to “$3,000,000” in clause (f) therein and substituting in lieu thereof “$5,000,000”.

3. Waivers and Consents. Subject to the conditions set forth in this Section 3 and in Section 6 below, the Agent and the Required Lenders under the Loan Agreement as of the date hereof hereby (a) consent to the consummation of the Best Metal Transaction, the Second Australia Loan and the investment by R&S Australia in the SPE and the Halliburton Lease and (b) waive any Event of Default that would otherwise arise under Section 8.2 of the Loan Agreement from any noncompliance by the Borrowers with:

(a) Sections 6.18, 7.4 and 7.13 of the Loan Agreement solely by reason of the Best Metal Transaction; provided, that upon the consummation of the Best Metal Transaction, Best Metal shall have (i) entered into a Pledge Amendment, in the form of Exhibit A hereto (the “Pledge Amendment (Equity)”), pursuant to which Best Metal shall have pledged to the Agent, for the benefit of the Lenders, all of Best Metal’s right title and interest in and to any and all ownership interests it then owns or may thereafter acquire in Newco and (ii) delivered to the Agent any certificates evidencing such pledged interests, together with proper instruments of transfer endorsed in blank;

(b) Sections 7.1, 7.13, and 7.14 of the Loan Agreement solely by reason of the Second Australia Loan and the investment by R&S Australia in the SPE; provided, that upon the making of the Second Australia Loan, (i) R&S International shall have (A) entered into a Pledge Amendment, in the form of Exhibit B hereto (the “Pledge Amendment (Note)”), pursuant to which R&S International shall have pledged to the Agent, for the benefit of the Lenders, all of R&S International’s right title and interest in and to the Second Australia Note and (B) delivered to the Agent the Second Australia Note, together with proper instruments of transfer endorsed in blank and (ii) the Agent shall have received (A) a consent and estoppel letter in the form of Exhibit C hereto, duly executed by R&S Australia with respect to the delivery by R&S International to the Agent of the Pledge Amendment (Note) and (B) evidence that all approvals and consents of all Persons required to be obtained in connection with the execution and delivery of the Second Australia Note shall have been obtained; and

(c) Sections 6.9 and 7.4 of the Loan Agreement solely by reason of the Dryer Leases and the failure by the Borrowers to include the Equipment subject thereto on Schedule 5.5 of the Loan Agreement.

4. Capital Expenditures. The Agent and the Lenders hereby agree that capital expenditures not to exceed $500,000 made in connection with the purchase by the Borrowers of the Equipment subject to the Dryer Leases shall be excluded from the calculation of Capital Expenditures under the Loan Agreement for the Fiscal Year ended December 31, 2004.

5. Release of Security Interests. Subject to the conditions set forth in Section 3 above and Section 6 below, effective upon the consummation of the Best Metal Transaction, the Agent will authorize the Borrowers to file the satisfactions of mortgage attached hereto as Exhibit D, for the limited purpose of releasing the Agent’s Liens on the Owned Real Property of Best Metal, but without recourse, representation or warranty of any kind, express or implied, and at the sole cost and expense of the Borrowers. The Borrowers hereby agree that upon such release, the Agent and Lenders shall be released from any duty, liability or obligation (if any) under any Loan Document in respect of such Owned Real Property.

6. Conditions to Effectiveness. The effectiveness of this Agreement is subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agent is hereafter referred to as the “Agreement Effective Date”):

(a) The representations and warranties contained herein, in Section 7 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Agreement Effective Date shall be true and correct in all material respects on and as of the Agreement Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such date);

(b) No Default or Event of Default shall have occurred and be continuing on the Agreement Effective Date or result from this Agreement becoming effective in accordance with its terms;

(c) The Agent and the Lenders shall have executed this Agreement and received a counterpart of this Agreement that bears the signature of each Borrower; and

(d) The Agent shall have received, on behalf of the Lenders, an amendment fee in an amount equal to $25,000, which amendment fee shall be payable 50% to Ableco Finance LLC and 50% to Wells Fargo Foothill, Inc., in its capacity as Lender.

7. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

(a) The representations and warranties herein, in Section 5 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent or any Lender pursuant thereto on or prior to the Agreement Effective Date are true and correct in all material respects on and as of the Agreement Effective Date as though made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties are true and correct in all material respects on and as of such date).

(b) No Default or Event of Default has occurred and is continuing or would result from this Agreement becoming effective in accordance with its terms.

(c) Each Borrower (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Agreement and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Change.

(d) The execution, delivery and performance by each Borrower of this Agreement and the performance by each Borrower of the Loan Agreement, as amended by this Agreement, (i) have been duly authorized by all necessary action, and (ii) do not and will not contravene such Borrower’s Governing Documents.

(e) The execution, delivery, and performance by each Borrower of this Agreement and the performance by each Borrower of the Loan Agreement, as amended by this Agreement, do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority or other Person.

(f) This Agreement, when executed and delivered by each Borrower, and the Loan Agreement, as amended by this Agreement, will be the legally valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with their respective terms.

8. Miscellaneous.

(a) Continued Effectiveness of the Loan Agreement. Except as otherwise expressly provided herein, (i) the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Agreement Effective Date (A) all references in the Loan Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement and (B) all references in the other Loan Documents to the “Loan Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement, (ii) to the extent that the Loan Agreement or any other Loan Document pledges or purports to pledge to Agent, or grants or purports to grant to Agent a security interest in or lien on, any collateral as security for the Obligations, such pledge or grant of a security interest or lien is hereby ratified and confirmed in all respects, and (iii) the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Document.

(b) No Waiver. Except as expressly set forth herein, this Agreement is not a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the Loan Agreement or any other Loan Document, and the Agent and the Lenders expressly reserve all of their rights and remedies under the Loan Agreement and the other Loan Documents, under applicable law or otherwise. The waivers, consents and modifications herein are limited to the specifics hereof, shall not apply to any facts or occurrences other than those on which the same are based, shall not excuse the future non-compliance with the Loan Documents, and shall not operate as a consent to any further or other matter under the Loan Documents.

(c) Agreement as Loan Document. Each Borrower hereby acknowledges and agrees that this Agreement constitutes a “Loan Document” under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any Borrower fails to perform, keep or observe any term, provision, condition, covenant or agreement contained in this Agreement or if any representation or warranty made by any Borrower under or in connection with this Agreement shall have been untrue, false or misleading in any material respect when made.

(d) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement.

(e) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

BORROWERS:

BEST METAL FINISHING, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne J. Conner
Title: Senior Vice President

CABELL CONSTRUCTION COMPANY
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Vice President

CENTRIFUGAL SERVICES, INC.
an Illinois corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Senior Vice President

CLINCH RIVER CORPORATION
a Virginia corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Senior Vice President

ELGIN INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Vice President

ELGIN NATIONAL INDUSTRIES, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Vice President

ELGIN REAL ESTATE HOLDINGS, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Vice President

LELAND-POWELL FASTENERS, INC.
a Tennessee corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Senior Vice President

MINING CONTROLS, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Senior Vice President

NORRIS SCREEN AND MANUFACTURING, INC.
a West Virginia corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Senior Vice President

ROBERTS & SCHAEFER COMPANY
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Senior Vice President

ROBERTS & SCHAEFER INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Senior Vice President

SOROS ASSOCIATES, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Vice President

SOROS INTERNATIONAL, LTD.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Senior Vice President

TABOR MACHINE COMPANY
a West Virginia corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Senior Vice President

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TRANSERVICE, INC.
a Delaware corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne. J. Conner
Title: Senior Vice President

VANCO INTERNATIONAL, INC.
a Georgia corporation

By:	/s/ WAYNE J. CONNER
Name: Wayne J. Conner
Title: Vice President

AGENT AND LENDER:

WELLS FARGO FOOTHILL, INC.
a California corporation, as Agent and as Lender

By:	/s/ ANDREW T. FURLONG III
Name: Andrew T. Furlong III
Title: Vice President

LENDERS:

ABLECO FINANCE LLC
a Delaware limited liability company, as a Lender

By:	/s/ KEVIN GENELS
Name: Kevin Genels
Title: SVP

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